SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2006

COMMUNITY FINANCIAL SHARES, INC.

(Exact name of registrant as specified in its charter)

Illinois	0-51296	36-4387843
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

357 Roosevelt Road Glen Ellyn, Illinois	60137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 545-0900

Not Applicable

(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

Item 9.01.	Financial Statements and Exhibits.

Signature

Item 5.03 — Amendments to Articles of Incorporation or Bylaws

At a meeting held on November 29, 2006, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation increasing the total number of authorized shares of common stock to 5,000,000 shares, no par value, and a two-for-one split of all outstanding shares. The previous number of authorized shares was 900,000. The amendment became effective on November 29, 2006, when a Certificate of Amendment was filed with the Secretary of State of the State of Delaware. A copy of the amendment is attached hereto as Exhibit 3.1.

Item 9.01 — Financial Statements and Exhibits

(c) Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation, dated November 29, 2006 and effective November 29, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FINANCIAL SHARES, INC.
(Registrant)

By:	/s/ Scott W. Hamer
Scott W. Hamer
Vice President and
Chief Financial Officer

Date: December 4, 2006